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                              May 30, 1996



Unity First Acquisition Corp.
245 Fifth Avenue, Suite 1500
New York, New York  10016

Gentlemen:

     This letter, when signed by you where indicated below, will confirm our agreement whereby Unity Venture Capital Associates Ltd. ("Capital") shall furnish Unity First Acquisition Corp. ("Unity") with secretarial and other administrative services, together with approximately 500 square feet of office space situated at 245 Fifth Avenue, New York, New York 10016, Suite 1500. In exchange therefor, Unity shall pay Capital the sum of $7,500 per month. Either party hereto may cancel this agreement upon 30 days' prior written notice to such effect.

                              Very truly yours,

                              UNITY VENTURE CAPITAL ASSOCIATES LTD.



                              By:/s/ Lawrence Burstein
                                 ----------------------------------
                                 Lawrence Burstein, President



Agreed to and Accepted by:

UNITY FIRST ACQUISITION CORP.



By:/s/ Norman Leben
   --------------------------
   Norman Leben, Secretary